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Annual Report
March 31, 2001

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CMA Arizona
Municipal Money Fund

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www.mlim.ml.com

TO OUR SHAREHOLDERS:

For the year ended March 31, 2001, CMA Arizona Municipal Money Fund paid shareholders a net annualized yield of 3.37%.* As of March 31, 2001, the Fund's 7-day yield was 2.81%.

Economic Environment

Arizona's economy continued to outperform the national economy during the 12 months ended March 31, 2001. Consequently, Arizona is currently the fastest-growing state in the country, and its population is projected to reach
6.1 million by 2010. Despite the current economic slowdown, the state is expected to maintain its above-average performance albeit at a more sustainable rate in 2001. For example, according to the Arizona Blue Chip Forecast panel, employment is expected to grow by 3.2% in 2001 compared to 3.9% in 2000. Additionally, retail sales are expected to slow only slightly from a 6.8% gain in 2000 to a 5.6% increase in 2001. The service sector continued its growth by increasing more than 6.6% in 2000, making it the fastest-growing sector in the state's economy as well as the source of the greatest absolute number of jobs. The manufacturing industry also has improved slowly as Phoenix high-tech manufacturers continue to recover from the slowdown caused by troubled Asian economies. This is reflected in employment growth in Arizona's electrical and industrial equipment industries, which accelerated more than 5% in recent months, after contracting in 2000. A majority of high-tech industries continue to locate within the Phoenix metropolitan area. As a result, the rest of the state is not benefiting from the high incomes and levels of investment that are associated with these industries. Tourism also continues to be a big contributor to Arizona's economy, injecting almost $12 billion each year, while generating more than 115,000 jobs and supporting another 185,000 jobs indirectly. The state's construction industry is expected to continue to weaken somewhat, as higher interest rates seen in the first half of 2000 have slowed residential construction and concern about overbuilding has dampened certain components of commercial construction. Specifically, housing growth, which declined modestly in 2000, is expected to decline 10% in 2001.

Because of the state's impressive economic growth, taxes were reduced a number of times during the past few years. Personal income taxes were slashed 31% across the board, and in 1998, the state's corporate income tax was reduced to 8% from 9%. Although these cuts resulted in lower taxes for most residents and businesses, tax burdens remain above the national level as a result of coincident tax reductions in other states.

Investment Strategy

At the beginning of the 12-month period ended March 31, 2001, the Fund had a relatively bearish position because variable rate demand product traditionally outperforms fixed rate product in April and May when outflows during tax time push rates higher. Nonetheless, we anticipated moving the Fund to a more neutral position by June 2000 given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative effect on the domestic economy. Conversely, as June began, a number of economic indicators, including strong retail sales and housing activity, reflected a still healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Therefore, during this time, we delayed the Fund's maturity extension. On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


                                                                               1
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6.0% to 6.5%. Given this significant tightening of monetary policy, we then looked to move to a more neutral position anticipated at the beginning of the period. In July and August 2000, economic data began to show more significant signs of a slowing US economy as the change in non-farm payrolls were weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. Inflation also stayed in check as both consumer and producer price indexes recorded negative values for the month of August. Given this backdrop for the domestic economy, we continued to pursue a slightly more aggressive position.

As the second half of the period progressed, it became evident that the US economy was slowing more rapidly than expected, which was reflected in the continued deterioration of both domestic economic data and US equity markets. By March 31, 2001, the Dow Jones Industrial Average and NASDAQ Composite Index declined 17% and 60%, respectively, from highs reached in early 2000. As a result of the dramatic shift, the Federal Open Market Committee lowered the Federal Funds rate by 100 basis points in January 2001 and 50 basis points in March 2001. During this time, we had some difficulty maintaining the bullish position we desired because of a lack of state-specific fixed rate issuance and significant cash inflows particularly during November, December and January when the Fund's assets increased approximately 3.3%. Consequently, a majority of the fixed rate product acquired by the Fund was purchased in the secondary market. This strategy allowed the Fund to perform on average relative to its peer group for the year ended March 31, 2001, according to the IBC's Money Fund Report.

Going forward, we believe that interest rates will have to further decline to spark the ailing US economy. Therefore, we will pursue attractive opportunities to assume a more aggressive position, while continuing to monitor the marketplace.

In Conclusion

We thank you for your support of CMA Arizona Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

April 25, 2001


2
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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                      (IN THOUSANDS)
================================================================================

                    Face
State              Amount                                              Issue                                                  Value
------------------------------------------------------------------------------------------------------------------------------------
Arizona--95.3%              Apache County, Arizona, IDA, IDR, VRDN (a):
                  $ 3,000       (Tucson Electric Power Co.), Series 83-A, 3.45% due 12/15/2018 ............................  $ 3,000
                    2,100       (Tucson Electric Power--Springerville), 3.55% due 12/01/2020 ..............................    2,100
                            Arizona Educational Loan Marketing Corporation, Educational Loan Revenue
                            Bonds, VRDN, AMT, Series A (a)(c):
                    4,500       3.55% due 3/01/2015 .......................................................................    4,500
                    6,950       3.60% due 12/01/2020 ......................................................................    6,950
                    2,400   Arizona Health Facilities Authority, Hospital System Revenue Bonds (Northern
                            Arizona Healthcare), Series B, VRDN, 3.45% due 10/01/2026 (a)(c) ..............................    2,400
                            Arizona Health Facilities Authority Revenue Bonds, VRDN (a):
                   15,000       (Arizona Healthcare Pooled Finance), Series A, 3.65% due 6/01/2030 ........................   15,000
                    1,675       (Arizona Volunteer Hospital Federation), Series A, 3.45% due 10/01/2015 (d) ...............    1,675
                      385       (Arizona Volunteer Hospital Federation), Series B, 3.45% due 10/01/2015 (d) ...............      385
                   14,000   Arizona School District TAN (Financing Program), COP, 4.875% due 7/31/2001 ....................   14,024
                    2,785   Central Arizona Water Conservation District, Contract Revenue Bonds, Series B,
                            6.50% due 5/01/2001 (e) .......................................................................    2,846
                    1,000   Chandler, Arizona, GO, Refunding, 5.60% due 7/01/2001 (d) .....................................    1,003
                    1,625   Chandler, Arizona, IDA, IDR (Red Rock Stamping Company Project), VRDN, AMT,
                            3.75% due 2/01/2020 (a) .......................................................................    1,625
                    1,000   Chandler, Arizona, Water and Sewer Revenue Refunding Bonds,
                            5% due 7/01/2001 (d) ..........................................................................    1,002
                            Coconino County, Arizona, Pollution Control Corporation Revenue Bonds,
                            VRDN, AMT (a):
                   21,150       (Arizona Public Service Co.--Navajo Project), Series A, 3.50% due 10/01/2029 ..............   21,150
                   14,470       (Arizona Public Service Co. Project), 3.80% due 11/01/2033 ................................   14,470
                    3,000       (Arizona Public Service Co. Project), Series A, 3.75% due 12/01/2031 ......................    3,000
                    1,880   Flagstaff, Arizona, IDA, IDR (Joy Cone Company Project), VRDN, AMT,
                            3.70% due 4/01/2019 (a) .......................................................................    1,880
                    6,880   Maricopa County, Arizona, GO, Refunding, 6.25% due 7/01/2001 (d) ..............................    6,911
                    2,000   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Gran Victoria
                            Housing LLC Project), VRDN, Series A, 3.50% due 4/15/2030 (a) .................................    2,000
                            Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN,
                            AMT, Series A (a):
                    2,540       (Las Gardenias Apartments LP Project), 3.65% due 4/15/2033 ................................    2,540
                    2,400       (Las Villas Del Sol LP Project), 3.65% due 11/15/2032 .....................................    2,400

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Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
CP       Commercial Paper
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
RAN      Revenue Anticipation Notes
S/F      Single-Family
TAN      Tax Anticipation Notes
TECP     Tax-Exempt Commercial Paper
VRDN     Variable Rate Demand Notes


                                                                               3
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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)          (IN THOUSANDS)
================================================================================

                    Face
State              Amount                                              Issue                                        Value
--------------------------------------------------------------------------------------------------------------------------
Arizona           $2,500    Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding
(concluded)                 (Arizona Public Service Company), VRDN, Series A, 3.70% due 5/01/2029 (a) ...........   $2,500
                   3,000    Mesa, Arizona, GO, Refunding, 6% due 7/01/2001 (b) ..................................    3,012
                   4,500    Phoenix, Arizona, Civic Improvement Corporation, Excise Tax Revenue Bonds
                            (Apartment Improvements), Subordinated, VRDN, AMT, 3.50% due 6/01/2020 (a) ..........    4,500
                   7,500    Phoenix, Arizona, Civic Improvement Corporation, Water System RAN,
                            Series 2001, 3.05% due 4/10/2001 ....................................................    7,500
                            Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                   1,000        (Bell Square Apartments Project), 3.60% due 6/01/2025 ...........................    1,000
                   8,420        (Mariners Pointe Apartments Project), AMT, Series A, 3.65% due 10/01/2023 .......    8,420
                            Phoenix, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                   6,750        (Copper Palms Apartments Project), 3.50% due 2/01/2030 ..........................    6,750
                   6,195        (Lynwood Apartments Project), 3.48% due 10/01/2025 ..............................    6,195
                   4,000        (Paradise Lakes Apartments Project), 3.60% due 7/01/2025 ........................    4,000
                   2,675    Phoenix, Arizona, IDA, Revenue Bonds (Laich Industries Corp. Project), VRDN,
                            AMT, 3.75% due 9/01/2016 (a) ........................................................    2,675
                   2,500    Phoenix, Arizona, IDA, Revenue Refunding Bonds (VAW of America Inc.), VRDN,
                            3.70% due 2/01/2012 (a) .............................................................    2,500
                   2,735    Pima County, Arizona, GO, Improvement, 4.75% due 7/01/2001 (d) ......................    2,748
                   1,615    Pima County, Arizona, GO, Refunding, 4.75% due 7/01/2001 (c) ........................    1,621
                   1,500    Pima County, Arizona, IDA, IDR, Refunding (Brush Wellman Inc. Project), VRDN,
                            3.60% due 9/01/2009 (a) .............................................................    1,500
                            Pima County, Arizona, IDA, M/F Housing Revenue Refunding Bonds, VRDN (a):
                   6,790        (Eastside Place Apartments), 3.48% due 2/15/2031 ................................    6,790
                   5,000        (La Cholla Apartments Project), 3.65% due 12/01/2025 ............................    5,000
                   3,630    Pima County, Arizona, Unified School District Number 6, Marana, GO, Project of
                            1999, Series A, 4.35% due 7/01/2001 (d) .............................................    3,643
                            Salt River Project, Arizona, Agriculture Improvement and Power District, Electric
                            System Revenue Bonds, CP:
                   3,000        3.15% due 5/18/2001 .............................................................    3,000
                   7,600        3.25% due 5/22/2001 .............................................................    7,600
                   7,845        4.15% due 6/12/2001 .............................................................    7,845
                   8,000        3.20% due 7/12/2001 .............................................................    8,000
                   9,800    Tempe, Arizona, Excise Tax Revenue Bonds, VRDN, 3.55% due 7/01/2023 (a) .............    9,800
                   1,100    Tucson and Pima County Arizona, IDA, S/F Mortgage Revenue Refunding Bonds
                            (Mortgage-Backed Securities Program), AMT, Series 1C, 4.70% due 7/03/2001 ...........    1,100
                   1,000    Tucson, Arizona, Airport Authority Inc., Special Revenue Bonds (Learjet Inc.),
                            VRDN, AMT, Series A, 3.70% due 10/01/2028 (a) .......................................    1,000
                   2,455    Tucson, Arizona, IDA, IDR (Fluoresco Old Nogales Project), VRDN, AMT,
                            3.80% due 8/01/2025 (a) .............................................................    2,455
                   9,400    University of Arizona, COP (Student Union Bookstore), VRDN, Series B,
                            3.50% due 6/01/2024 (a)(b) ..........................................................    9,400
                   3,725    Yuma, Arizona, IDA, M/F Housing Revenue Refunding Bonds (El Encanto
                            Apartments), VRDN, Series A, 3.55% due 11/01/2008 (a) ...............................    3,725
                   2,000    Yuma County, Arizona, IDA, IDR (Meadowcraft Inc. Project), VRDN, AMT,
                            3.70% due 11/01/2012 (a) ............................................................    2,000
--------------------------------------------------------------------------------------------------------------------------


4
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CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)          (IN THOUSANDS)
================================================================================

                    Face
                   Amount                                              Issue                                          Value
----------------------------------------------------------------------------------------------------------------------------
Puerto Rico--               Government Development Bank of Puerto Rico, TECP:
4.1%              $3,000       3.75% due 5/17/2001 ..............................................................   $  3,000
                   5,500       3.70% due 6/01/2001 ..............................................................      5,500
                   1,800    Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR, VRDN,
                            Series SGA-43, 3.50% due 7/01/2022 (a)(c) ...........................................      1,800
----------------------------------------------------------------------------------------------------------------------------
                            Total Investments (Cost--$247,440*)--99.4% ..........................................    247,440
                            Other Assets Less Liabilities--0.6% .................................................      1,440
                                                                                                                    --------
                            Net Assets--100.0% ..................................................................   $248,880
                                                                                                                    ========
============================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates.
      The interest rate shown is the rate in effect at March 31, 2001.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d)   FGIC Insured.
(e)   Prerefunded.
  *   Cost for Federal income tax purposes.

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
================================================================================

Assets:
Investments, at value (identified cost--$247,440,119) ......................                  $ 247,440,119
Cash .......................................................................                          6,320
Interest receivable ........................................................                      1,692,039
Prepaid registration fees and other assets .................................                          8,987
                                                                                              -------------
Total assets ...............................................................                    249,147,465
                                                                                              -------------
Liabilities:
Payables:
  Investment adviser .......................................................     $ 98,776
  Distributor ..............................................................       76,509
  Beneficial interest redeemed .............................................        1,648           176,933
                                                                                 --------
Accrued expenses and other liabilities .....................................                         90,802
                                                                                              -------------
Total liabilities ..........................................................                        267,735
                                                                                              -------------
Net Assets .................................................................                  $ 248,879,730
                                                                                              =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
shares authorized ..........................................................                  $  24,896,287
Paid-in capital in excess of par ...........................................                    224,066,513
Accumulated realized capital losses--net ...................................                        (83,070)
                                                                                              -------------
Net Assets--Equivalent to $1.00 per share based on 248,962,865 shares of
beneficial interest outstanding ............................................                  $ 248,879,730
                                                                                              =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
================================================================================

Investment Income:
Interest and amortization of premium earned ............                    $ 9,020,558
Expenses:
Investment advisory fees ...............................     $1,113,364
Distribution fees ......................................        278,384
Accounting services ....................................         91,958
Professional fees ......................................         49,666
Registration fees ......................................         39,335
Transfer agent fees ....................................         20,594
Custodian fees .........................................         20,457
Printing and shareholder reports .......................         19,806
Pricing fees ...........................................          3,083
Trustees' fees and expenses ............................          1,221
Other ..................................................          6,226
                                                             ----------
Total expenses .........................................                      1,644,094
                                                                            -----------
Investment income--net .................................                      7,376,464
Realized Loss on Investments--Net ......................                        (25,753)
                                                                            -----------
Net Increase in Net Assets Resulting from Operations ...                    $ 7,350,711
                                                                            ===========

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
================================================================================

                                                                                   For the Year Ended March 31,
                                                                                 --------------------------------
Increase (Decrease) in Net Assets:                                                   2001               2000
-----------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net .....................................................     $   7,376,464      $   5,855,356
Realized loss on investments--net ..........................................           (25,753)            (6,941)
                                                                                 -------------      -------------
Net increase in net assets resulting from operations .......................         7,350,711          5,848,415
                                                                                 -------------      -------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net ......................        (7,376,464)        (5,855,356)
                                                                                 -------------      -------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ...........................................       839,687,518        768,553,021
Value of shares issued to shareholders in reinvestment of dividends ........         7,376,520          5,855,375
                                                                                 -------------      -------------
                                                                                   847,064,038        774,408,396
Cost of shares redeemed ....................................................      (825,368,330)      (761,209,229)
                                                                                 -------------      -------------
Net increase in net assets derived from beneficial interest transactions ...        21,695,708         13,199,167
                                                                                 -------------      -------------
Net Assets:
Total increase in net assets ...............................................        21,669,955         13,192,226
Beginning of year ..........................................................       227,209,775        214,017,549
                                                                                 -------------      -------------
End of year ................................................................     $ 248,879,730      $ 227,209,775
                                                                                 =============      =============

See Notes to Financial Statements.

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CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
================================================================================

The following per share data and ratios have been derived
from information provided in the financial statements.                            For the Year Ended March 31,
                                                              -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001          2000          1999          1998          1997
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ........................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                              ---------     ---------     ---------     ---------     ---------
Investment income--net ....................................         .03           .03           .03           .03           .03
Realized gain (loss) on investments--net ..................          --+           --+           --+           --+           --+
                                                              ---------     ---------     ---------     ---------     ---------
Total from investment operations ..........................         .03           .03           .03           .03           .03
                                                              ---------     ---------     ---------     ---------     ---------
Less dividends from investment income--net ................        (.03)         (.03)         (.03)         (.03)         (.03)
                                                              ---------     ---------     ---------     ---------     ---------
Net asset value, end of year ..............................   $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                                              =========     =========     =========     =========     =========
Total Investment Return ...................................        3.37%         2.80%         2.73%         3.05%         2.86%
                                                              =========     =========     =========     =========     =========
Ratios to Average Net Assets:
Expenses ..................................................         .74%          .71%          .73%          .74%          .76%
                                                              =========     =========     =========     =========     =========
Investment income--net ....................................        3.31%         2.76%         2.69%         2.99%         2.80%
                                                              =========     =========     =========     =========     =========
Supplemental Data:
Net assets, end of year (in thousands) ....................   $ 248,880     $ 227,210     $ 214,018     $ 213,277     $ 169,551
                                                              =========     =========     =========     =========     =========

+     Amount is less than $.01 per share.

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $63,638 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $83,000, of which $6,000 expires in 2004, $30,000 expires in 2005, $6,000 expires in 2006, $5,000 expires in 2007, $10,000 expires in 2008 and $26,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

CMA ARIZONA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2001

CMA ARIZONA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid daily by CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

CMA ARIZONA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
Phillip S. Gillespie--Secretary

-------------------------------------------------------------------------------
Arthur Zeikel, Trustee of CMA Arizona Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
-------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

[LOGO] Merrill Lynch   Investment Managers
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This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Arizona
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011

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